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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Peter H. Jackson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Intraware, Inc. on Form 10-K/A for the fiscal year ended February 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that such annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such annual report.

Dated: June 12, 2003	By:	/s/ PETER H. JACKSON
	Name:	Peter H. Jackson
	Title:	President and Chief Executive Officer (Principal Executive Officer)

        A signed original of this written statement required by Section 906 has been provided to Intraware, Inc. and will be retained by Intraware, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

        I, Wendy A. Nieto, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Intraware, Inc. on Form 10-K/A for the fiscal year ended February 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that such annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such annual report.

Dated: June 12, 2003	By:	/s/ WENDY A. NIETO
	Name:	Wendy A. Nieto
	Title:	Chief Financial Officer and Senior Vice President of Finance (Principal Financial Officer)

        A signed original of this written statement required by Section 906 has been provided to Intraware, Inc. and will be retained by Intraware, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002